                                  EXHIBIT INDEX

AMERICAN CENTURY INVESTMENT TRUST

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust, dated March
26,  2004  (filed  as  Exhibit  a to  Post-Effective  Amendment  No.  24 to  the
Registration Statement of the Registrant on May 26, 2004, File No. 33-65170, and
incorporated herein by reference).

EX-99.a2    Amendment   No.  1  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust, dated June 14, 2004 (filed as Exhibit a2 to Post-Effective
Amendment  No. 24 to the  Registration  Statement of the  Registrant on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.a3    Amendment   No.  2  to  the  Amended  and  Restated   Agreement  and
Declaration   of  Trust,   dated   April  20,  2005  (filed  as  Exhibit  a3  to
Post-Effective  Amendment No. 26 to the Registration Statement of the Registrant
on May 16, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.a4    Amendment   No.  3  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust, dated June 30, 2005 (filed as Exhibit a4 to Post-Effective
Amendment  No. 28 to the  Registration  Statement of the  Registrant on July 28,
2005, File No. 33-65170, and incorporated herein by reference).

EX-99.a5    Amendment   No.  4  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust,  dated December 12, 2005 (filed  electronically as Exhibit
1(e) to the  Registration  Statement on Form N-14 of the  Registrant on December
22, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.a6    Amendment   No.  5  to  the  Amended  and  Restated   Agreement  and
Declaration   of  Trust,   dated   March  10,  2006  (filed  as  Exhibit  a6  to
Post-Effective  Amendment No. 32 to the Registration Statement of the Registrant
on March 31, 2006, File No. 33-65170, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to  Post-Effective  Amendment  No.  25 to the  Registration  Statement  of the
Registrant  on March 9, 2005,  File No.  33-65170,  and  incorporated  herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust,  appearing as Exhibit a1 herein and Article II,  Article VII,  Article VIII, and Article IX
of Registrant's Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d1    Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  July 29,  2005  (filed  as  Exhibit  d to
Post-Effective  Amendment No. 38 to the Registration Statement of the Registrant
on July 28, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.d2    Management  Agreement with American Century  Investment  Management,
Inc., dated March 30, 2006 (filed as Exhibit d2 to Post-Effective  Amendment No.
32 to the  Registration  Statement of the Registrant on March 31, 2006, File No.
33-65170, and incorporated herein by reference).

EX-99.d3    Investment  Subadvisory  Agreement  with Mason Street  Advisors LLC, dated March 30, 2006 (filed as Exhibit d3 to Post-Effective  Amendment No. 32 to the  Registration  Statement  of the  Registrant  on March  31,  2006,  File No.
33-65170, and incorporated herein by reference).

EX-99.d4    Management  Agreement with American Century  Investment  Management,
Inc., dated April 28, 2006.

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  April  28,  2006  (filed  as  Exhibit  e to
Post-Effective  Amendment  No. 117 to the  Registration  Statement  of  American
Century Mutual Funds, Inc. on April 28, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment  to Global  Custody  Agreement  between  American  Century
Investments  and The Chase  Manhattan  Bank,  dated  December  9, 2000 (filed as
Exhibit g2 to  Pre-Effective  Amendment No. 2 to the  Registration  Statement of
American  Century  Variable  Portfolios  II, Inc.  on January 9, 2001,  File No.
333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments  and the JPMorgan  Chase Bank,  dated May 1, 2004 (filed as
Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement of
American  Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6    Custodian and Investment Accounting Agreement with State Street Bank and Trust  Company,  dated May 27, 2005  (filed as Exhibit g6 to  Post-Effective
Amendment  No. 27 to the  Registration  Statement of the  Registrant  on May 27,
2005, File No. 33-65170, and incorporated herein by reference).

EX-99.g7    Amendment No. 1 to Custodian  and  Investment  Accounting  Agreement
with State Street Bank and Trust Company, effective September 30, 2005 (filed as
Exhibit g8 to Post-Effective  Amendment No. 41 to the Registration  Statement of
American Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.g8    Amendment No. 2 to Custodian  and  Investment  Accounting  Agreement
with State  Street Bank and Trust  Company,  effective  March 31, 2006 (filed as
Exhibit g8 to Post-Effective  Amendment No. 32 to the Registration  Statement of
the Registrant on March 31, 2006, File No. 33-65170,  and incorporated herein by reference).

EX-99.g9    Third-Party  Custodial  Agreement with J.P.  Morgan Futures Inc. and
State Street Bank and Trust Company, dated March 31, 2006.

EX-99.g10   Investment  Company  Acknowledgement,  dated  April  20,  2006  with
Merrill Lynch.

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 1997,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency  Agreement with American  Century
Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post-Effective
Amendment No. 23 to the Registration  Statement of American Century Quantitative
Equity Funds on June 29, 1998, File No.  33-19589,  and  incorporated  herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment No. 16 to the Registration Statement of the Registrant
on November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment No. 17 to the Registration Statement of the Registrant
on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h7 to
Post-Effective  Amendment No. 35 the Registration  Statement of American Century
Municipal Trust on September 30, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc. on December 23,  2002,  File No.  333-46922,  and
incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10   Amendment  No. 9 to the  Transfer  Agency  Agreement  with  American
Century Services,  LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and incorporated  herein by reference).

EX-99.h11   Amendment  No. 10 to the Transfer  Agency  Agreement  with  American
Century  Services,  LLC,  dated  September  29,  2005  (filed as Exhibit  h11 to
Post-Effective  Amendment  No.  41 to the  Registration  Statement  of  American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.h12   Amendment  No. 11 to the Transfer  Agency  Agreement  with  American
Century  Services,   LLC,  dated  March  30,  2006  (filed  as  Exhibit  h12  to
Post-Effective  Amendment  No.  50 to the  Registration  Statement  of  American
Century  Municipal Trust on March 31, 2006, File No. 2-14213,  and  incorporated herein by reference).

EX-99.h13   Amendment  No. 12 to the Transfer  Agency  Agreement  with  American
Century  Services,   LLC,  dated  April  28,  2006  (filed  as  Exhibit  h13  to
Post-Effective  Amendment  No.  43 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 28, 2006, File No. 33-19589,
and incorporated herein by reference).

EX-99.h14   Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h15   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 14, 2005 (filed as
Exhibit h13 to Post-Effective  Amendment No. 40 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h16   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel, dated April 28, 2006.

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated April 24, 2006.

EX-99.j2    Power of  Attorney,  dated  December 2, 2005 (filed as Exhibit j2 to
Post-Effective  Amendment No. 29 to the Registration Statement of the Registrant
on December 14, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated December 2, 2005 (filed as Exhibit j3 to  Post-Effective  Amendment  No.  29 to  the  Registration  Statement  of  the
Registrant on December 14, 2005, File No. 33-65170,  and incorporated  herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective  Amendment No. 32 to the  Registration  Statement  of American  Century  Target  Maturities  Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2    Amendment to the Master  Distribution and Shareholder  Services Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m2 to  Post-Effective
Amendment  No. 32 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2000, File No. 2-94608,  and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan   (Advisor   Class),   dated  August  1,  2001  (filed  as  Exhibit  m3  to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m4    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),   dated  December  3,  2001  (filed  as  Exhibit  m4  to
Post-Effective  Amendment No. 16 to the Registration Statement of the Registrant
on November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.m5    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment  No. 38 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2005, File No. 2-94608,  and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated May 1, 2004 (filed as Exhibit m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m7    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 29, 2005 (filed as Exhibit m7 to Post-Effective
Amendment No. 51 to the Registration  Statement of American  Century  Government
Income Trust on July 28, 2005,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.m8    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated September 29, 2005 (filed  electronically as Exhibit
m8 to Post-Effective  Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.m9    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment  No. 35 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m10   Amendment No. 1 to Master  Distribution  and Individual  Shareholder
Services  Plan  (C  Class),  dated  August  1,  2001  (filed  as  Exhibit  m5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m11   Amendment No. 2 to Master  Distribution  and Individual  Shareholder
Services  Plan (C  Class),  dated  December  3,  2001  (filed as  Exhibit  m7 to
Post-Effective  Amendment No. 16 to the Registration Statement of the Registrant
on November 30, 2001, File No. 33-65170, incorporated herein by reference).

EX-99.m12   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment No. 17 to the Registration Statement of the Registrant
on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.m13   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective  Amendment No. 35 to the Registration Statement of American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.m14   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to  Post-Effective  Amendment No. 42 to the  Registration  Statement of American
Century Municipal Trust on February 26, 2004, File No. 2-91229, and incorporated herein by reference).

EX-99.m15   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m16   Amendment  No.  7  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and
incorporated herein by reference).

EX-99.m17   Amendment  No.  8  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated September 29, 2005 (filed as Exhibit
m17 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.m18   Amendment  No.  9  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated March 30, 2006 (filed as Exhibit m10 to  Post-Effective  Amendment No. 50 to the  Registration  Statement of American
Century  Municipal Trust on March 31, 2006, File No. 2-14213,  and  incorporated herein by reference).

EX-99.m19   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m20   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (A Class),  dated February 27, 2004 (filed as Exhibit m18 to Post-Effective
Amendment  No. 104 to the  Registration  Statement  of American  Century  Mutual
Funds, Inc. on February 26, 2004, File No. 2-14213,  and incorporated  herein by reference).

EX-99.m21   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m22   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m23   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m24   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 29, 2005 (filed as Exhibit
m25 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds,  Inc. on November 30, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m25   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated March 30, 2006 (filed as Exhibit m27 to  Post-Effective  Amendment No. 23 to the  Registration  Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m26   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m27   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (B Class),  dated February 27, 2004 (filed as Exhibit m20 to Post-Effective
Amendment  No. 104 to the  Registration  Statement  of American  Century  Mutual
Funds, Inc. on February 26, 2004, File No. 2-14213,  and incorporated  herein by reference).

EX-99.m28   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective No. 106 to the Registration Statement of the Registrant on
November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m29   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m30   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m31   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 29, 2005 (filed as Exhibit
m31 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds,  Inc. on November 30, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m32   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated March 30, 2006 (filed as Exhibit m34 to  Post-Effective  Amendment No. 23 to the  Registration  Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m33   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No.  17 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m34   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds, Inc., on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m35   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class),  dated February 24, 2005 (filed as Exhibit
m30 to  Post-Effective  Amendment  No. 22 of American  Century  Strategic  Asset
Allocations,  Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.m36   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class),  dated July 29, 2005 (filed as Exhibit m33 to  Post-Effective  Amendment No. 111 to the Registration  Statement of American
Century Mutual Funds, Inc., on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

EX-99.m37   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated September 29, 2005 (filed as Exhibit
m22 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.m38   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated March 30, 2006 (filed as Exhibit m40 to  Post-Effective  Amendment No. 23 to the  Registration  Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement of American Century  Quantitative  Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement  of the  Registrant  on July  29,  2004,  File  No.
33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc. on September  29,  2004,  File No.  33-79482,  and  incorporated  herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc.  on  March  30,  2005,  File  No.  33-79482,  and  incorporated  herein  by reference).

EX-99.n10   Amendment  No. 9 to the Amended and  Restated  Multiple  Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration  Statement of American  Century Mutual Funds,  Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11   Amendment  No. 10 to the Amended and Restated  Multiple  Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to  Post-Effective  Amendment No.
41 to the Registration  Statement of American Century Quantitative Equity Funds,
Inc. on September  29,  2005,  File No.  33-19589,  and  incorporated  herein by reference).

EX-99.n12   Amendment  No. 11 to the Amended and Restated  Multiple  Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to Post-Effective Amendment No. 23 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on March 30, 2006, File No. 33-79482, and incorporated herein by reference).

EX-99.n13   Letter Agreement with American Century Investment Management,  Inc., dated March 30, 2006 (filed as Exhibit n13 to Post-Effective Amendment No. 42 to the Registration Statement of American Century World Mutual Funds, Inc. on March
30, 2006, File No. 33-39242, and incorporated herein by reference).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).

EX-99.p3    Mason  Street   Advisors,   LLC  Statement  of  Policy  on  Personal
Securities Transactions (filed as Exhibit p3 to Post-Effective  Amendment No. 31 to the  Registration  Statement  of the  Registrant  on March 9, 2006,  File No.
33-65170, and incorporated herein by reference).